Exhibit 21.1

SUBSIDIARIES OF POST PROPERTIES, INC.

(as of December 31, 2013)

Name	State of Formation
1499 Massachusetts Avenue, Inc.	Delaware
1499 Massachusetts Holding, LLC	Delaware
3630 Acquisition, Inc. 3630 Condo Holdings, LLC	Georgia Georgia
3630 North Condo Holdings, LLC	Georgia
3630 North Tower Residential, LLC	Georgia
3630 Residential GP, LLC	Georgia
3630 South Tower Residential, LLC	Georgia
98 San Jac Condo Investment, LLC	Georgia
98 San Jac Holdings Limited Partnership	Georgia
98 San Jac Holdings Management, LLC	Georgia
Addison Circle Access, Inc.	Delaware
Addison Circle Limited Partner, LLC	Georgia
Addison Townhomes One, Ltd.	Texas
Akard-McKinney Investment Company, LLC	Texas
Alexander Condominium Development II, LLC	Georgia
Armada Homes, Inc.	Delaware
Armada Phoenix Townhomes, LLC	Texas
Armada Residences, L.P.	Georgia
Austin BC, L.P.	Georgia
Austin BCPM Acquisition, LLC	Delaware
Austin SL Acquisition GP, LLC	Georgia
Austin SL, L.P.	Georgia
BC Austin GP, LLC	Georgia
BC Austin LP, LLC	Georgia
Block 588 Condominium Development, L.P.	Georgia
Block 588 GP, LLC	Georgia
Block 588 LP, LLC	Georgia
Briarcliff Commercial Property, LLC	Georgia
Carlyle Condominium Development II, LLC	Georgia
Carlyle Condominium Development, LLC	Georgia
Clyde Lane Condominium Development GP, LLC	Georgia
Clyde Lane Condominium Development Holding, LLC	Georgia
Clyde Lane Condominium Development, L.P.	Georgia
Cumberland Lake, Inc.	Georgia
Greenville Avenue LP, LLC	Georgia
Harbour I Condominium Development, LLC	Georgia
Hyde Park Walk Condominium Development, LLC	Georgia
Lakeside I LP, LLC	Georgia
Lakeside II LP, LLC	Georgia
P/C First Avenue LLC	Delaware
PAH Acquisitions, LLC	Georgia
PAH Legacy Limited Partner, LLC	Georgia
Park Land Development, LLC	Georgia
PBC Apartments, LLC	Georgia
PBP Apartments, LLC	Georgia
PCH Atlanta Venture, LLC	Delaware
PCH CCL Holding, LLC	Delaware

Name	State of Formation
PCH Collier Hills Venture, LLC	Delaware
PCH Crest Lake Venture, LLC	Delaware
PCH Crest Venture, LLC	Delaware
PCH Lindbergh Venture, LLC	Delaware
Peachtree Condominium Development, LLC	Georgia
PF Apartments, LLC	Georgia
PL Apartments GP, LLC	Georgia
PL Conservation, LLC	Georgia
PMBC Austin Limited Partnership	Georgia
Post 1499 Massachusetts, LLC	Georgia
Post Addison Circle GP, LLC	Georgia
Post Addison Circle Limited Partnership	Georgia
Post Alexander, LLC	Georgia
Post Alexander II, LLC	Georgia
Post Apartment Homes, L.P.	Georgia
Post Asset Management, Inc.	Georgia
Post Atlanta Venture, LLC	Georgia
Post Austin Triangle, L.P.	Georgia
Post Ballantyne, LLC	Georgia
Post Biltmore, LLC	Delaware
Post Briarcliff, LLC	Georgia
Post Carlyle I, LLC	Georgia
Post Carlyle II, LLC	Delaware
Post Carlyle Services, LLC	Georgia
Post Centennial Park, LLC	Georgia
Post Construction Services, Inc.	Georgia
Post Corners, LLC	Georgia
Post Crossing, LLC	Georgia
Post Development Services Limited Partnership	Georgia
Post Eastside Acquisition GP, LLC	Georgia
Post Eastside Limited Partnership	Georgia
Post FB Acquisition GP I, LLC	Georgia
Post FB Acquisition GP II, LLC	Georgia
Post FB I, Limited Partnership	Georgia
Post FB II, Limited Partnership	Georgia
Post Galleria, LLC	Georgia
Post Gateway Place, LLC	Georgia
Post Glen, LLC	Georgia
Post GP Holdings, Inc.	Georgia
Post Hope Foundation, Inc.	Georgia
Post Hyde Park, LLC	Georgia
Post Katy Trail, LLC	Georgia
Post Lakeside, LLC	Georgia
Post Landscape Group, Inc.	Georgia
Post Legacy, L.P.	Georgia
Post LP Holdings, Inc.	Georgia
Post Midtown Square GP, LLC	Georgia
Post Midtown Square, L.P.	Georgia
Post Park, LLC	Georgia
Post Park Development, LLC	Georgia
Post Parkside (Atlanta), LLC	Georgia
Post Parkside at Wade GP, LLC	Georgia
Post Parkside at Wade II GP, LLC	Georgia

Name	State of Formation
Post Parkside at Wade II, L.P.	Georgia
Post Parkside at Wade, L.P.	Georgia
Post Paseo Colorado, LLC	Delaware
Post Peachtree, LLC	Delaware
Post Rice Lofts, LLC	Texas
Post Richmond Acquisition GP, LLC	Georgia
Post Richmond Avenue Investor, LLC	Georgia
Post Richmond Limited Partnership	Georgia
Post Services, Inc.	Georgia
Post Soho Square, LLC	Georgia
Post South End GP, LLC	Georgia
Post South End, L.P.	Georgia
Post South Lamar II, LLC	Georgia
Post Spring, LLC	Georgia
Post Toscana, LLC	Georgia
Post Triangle, LLC	Georgia
Post TRS Condo I, LLC	Georgia
Post TRS, Inc.	Georgia
Post Wade Tract M-2, LLC	Georgia
Post Wade Tract R-1, LLC	Georgia
Post Walk at Citrus Park Village, LLC	Georgia
Post West Avenue Lofts, L.P.	Georgia
Post West Avenue, LLC	Georgia
Post Wilson Buildings, LLC	Georgia
Post Worthington, L.P.	Georgia
Post-Amerus American Beauty Mill, L.P.	Georgia
Post-Amerus Bennie Dillon, L.P.	Georgia
Post-Amerus Rice Lofts, L.P.	Georgia
Post-Amerus Wilson Building II, L.P.	Georgia
Post-Amerus Wilson Building, L.P.	Georgia
Presidential Heights LLC	Delaware
PSI 3630 Peachtree North, LLC	Georgia
PSI 3630 Peachtree, LLC	Georgia
PSI Acquisitions, LLC	Georgia
RB Holdings, LLC	Georgia
Residential Ventures, Inc.	Georgia
Rice Lofts, L.P.	Texas
Rise Condominium Development GP, LLC	Georgia
Rise Condominium Development Holding, LLC	Georgia
Rise Condominium Development, L.P.	Georgia
Riverside Villas, LLC	Georgia
Rocky Point Management, Inc.	Georgia
Rose Hill Associates, LLC	Delaware
SL Austin LP, LLC	Georgia
STS Loan & Management, Inc.	Georgia
STS Loan, L.P.	Georgia
The Potomac at Fallsgrove, LLC	Delaware
Uptown Denver, LLC	Colorado
Villas at Parkway Village, L.P.	Georgia
Villas GP, LLC	Georgia
Worthington Limited Partner, LLC	Georgia
Worthington GP, LLC	Georgia